Taxation	12 Months Ended
Dec. 31, 2023
Taxation [Abstract]
Taxation
7.	Taxation

(a)	Income taxes

(i)	Cayman Islands

The Company was incorporated in the Cayman Islands and conducts most of its business through its subsidiaries and VIEs located in the PRC and Hong Kong. Under the current laws of the Cayman Islands, the Company is not subject to tax on either income or capital gain. Additionally, upon payments of dividends to the shareholders, no Cayman Islands withholding tax will be imposed.

(ii)	PRC

The PRC enterprise income tax is calculated based on the taxable income determined under the PRC laws and accounting standards. Under the Corporate Income Tax (“CIT”) Law, which became effective on January 1, 2008, foreign invested enterprises and domestic enterprises are subject to a unified CIT rate of 25%. In accordance with the implementation rules of the CIT Law, a qualified “High and New Technology Enterprise” (“HNTE”) is eligible for a preferential tax rate of 15% with valid period of three years.

Shenzhen Ucloudlink Technology Limited and Shenzhen uCloudlink are qualified as HNTE, which are eligible to a preferential tax rate of 15% for the three-year period from 2017 to 2019 as long as they fulfill the HNTE criteria. In 2020, the preferential tax rate of 15% for Shenzhen Ucloudlink Technology Limited and Shenzhen uCloudlink was extended for three years from 2020 to 2022. In 2023, the preferential tax rate of 15% for Shenzhen Ucloudlink Technology Limited and Shenzhen uCloudlink was extended for three years from 2023 to 2025.

The Company’s (loss)/income before income taxes consisted of:

	Years ended December 31,
(In thousands)	2021	2022	2023
Non-PRC	(28,212)	(15,397)	(2,149)
PRC	(17,872)	(4,367)	4,673
Total	(46,084)	(19,764)	2,524

(iii)	Hong Kong

The Company’s subsidiaries incorporated in Hong Kong are subject to profits tax rate of 16.5% on taxable income.

The reconciliations of the income tax expenses for the years ended December 31, 2021, 2022 and 2023 were as follows:

	Years ended December 31,
(In thousands)	2021	2022	2023
(Loss)/income before income tax	(46,084)	(19,764)	2,524
Income tax computed at statutory PRC income tax rate (25%)(i)	(11,521)	(4,941)	631
Differential income tax rates applicable to certain entities comprising the Company	4,061	1,791	74
Effect of tax holiday	1,786	469	(448)
Permanent differences(ii)	1,826	2,100	(174)
Change in valuation allowance	5,405	1,569	133
Accelerated deductions on research and development expenses(iii)	(1,313)	(827)	(146)
Income tax expenses	244	161	70

(i)	The PRC statutory income tax rate was used because the majority of the Company’s operations are based in the PRC.
(ii)	Permanent differences primarily represent non-deductible expenses.
(iii)	This amount represents tax incentives relating to the research and development expenses of certain major operating subsidiaries in the PRC.

The per share effect of the tax holidays are as follows:

	Years ended December 31,
(In thousands)	2021	2022	2023
Effect of tax holiday	1,786	469	(448)
Per share effect – basic and diluted	(0.01)	(0.00)	(0.00)

(b)	Deferred tax assets

Deferred income tax expense reflects the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The components of the deferred tax assets are as follows:

	Years ended December 31,
(In thousands)	2021	2022	2023
Deferred tax assets
Net operating loss carryforwards	14,808	19,814	19,187
Accrued expenses and others	427	(3,010)	(2,250)
Less: valuation allowance	(15,235)	(16,804)	(16,937)
Net deferred tax assets	—	—	—

Movement of valuation allowance

	Years ended December 31,
(In thousands)	2021	2022	2023
Balance at beginning of the year	9,830	15,235	16,804
Change of valuation allowance	5,405	1,569	133
Balance at end of the year	15,235	16,804	16,937

Valuation allowance is provided against deferred tax assets when the Company determines that it is more-likely-than-not that the deferred tax assets will not be utilized in the future. The Company considers positive and negative evidence to determine whether some portion or all of the deferred tax assets will be more-likely-than-not realized. This assessment considers, among other matters, the nature, frequency and severity of recent losses and forecasts of future profitability. These assumptions require significant judgment and the forecasts of future taxable income are consistent with the plans and estimates the Company is using to manage the underlying businesses. Valuation allowances are established for deferred tax assets based on a more likely than not threshold. The Company’s ability to realize deferred tax assets depends on its ability to generate sufficient taxable income within the carry forward periods provided for in the tax law. The Company has provided a full valuation allowance for the deferred tax assets as of December 31, 2021, 2022 and 2023, as management is not able to conclude that the future realization of those net operating loss carries forwards and other deferred tax assets are more likely than not. The statutory rate of 15% to 25%, depending on which entity, was applied when calculating deferred tax assets.

As of December 31, 2021, 2022 and 2023, the Company had net operating loss carryforwards of approximately US$100,986 thousand, US$134,896 thousand and US$129,654 thousand respectively, which arose from the subsidiaries established in Hong Kong and PRC. As of December 31, 2021, 2022 and 2023, the Company does not believe that sufficient positive evidence exists to conclude that the recoverability of deferred tax assets is more likely than not to be realized. Consequently, the Company has provided full valuation allowance on the related deferred tax assets.

According to the Circular of relevant governmental regulatory authorities of Taxation on Extending the Loss Carry-over Period of High-tech Enterprises and High-tech SMEs (Cai Shui [2018] No. 76), from January 1, 2018, the enterprises that have the qualifications of high-tech enterprises or high-tech SMEs will be able to make up for the losses that have not been completed in the previous five years before the qualification year. The longest carry-over period is extended from 5 years to 10 years. As of December 31, 2023, the net operating loss carry forwards arose from Shenzhen Ucloudlink Technology Limited and Shenzhen uCloudlink will expire during the period from 2024 to 2033, if unused.

(c)	Uncertain tax position

The Company evaluates the level of authority for each uncertain tax position (including the potential application of interest and penalties) based on the technical merits, and measures the unrecognized benefits associated with the tax positions. As of December 31, 2021, 2022 and 2023, the Company did not have any significant unrecognized uncertain tax positions. The Company does not anticipate any significant increase to our liability for unrecognized tax benefit within the next 12 months. Interest and penalties related to income tax matters, if any, is included in income tax expense.